UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2018

FREIGHT SOLUTION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-216960	81-2749032
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. 9th Street, 12B, Los Angeles, CA 90079
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (424) 261-2568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: The sole purpose of this Amendment No. 2 to the Current Report on Form 8-K filed on June 18, 2018 is to include the Audited Financial Statements of Bioanomaly, Inc. for the period ended July 31, 2018 and December 31, 2017, the Unaudited Financial Statements of Bioanomaly, Inc. for the interim period ended July 31, 2018 and the Unaudited Pro Forma Financial Information of Bioanomaly, Inc. and Quanta, Inc.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

Number	Description
99.1	Audited Financial Statements of Bioanomaly, Inc. for the period ended July 31, 2018 and December 31, 2017
99.2	Unaudited Financial Statements of Bioanomaly, Inc. for the interim period ended July 31, 2018
99.3	Unaudited Pro Forma Financial Information of Bioanomaly, Inc. and Quanta, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2018	QUANTA, INC.

	By:	/s/ Eric Rice
Name: Eric Rice
Title: Chief Executive Officer